Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT

This FIRST AMENDMENT (this “Amendment”) is entered into as of June 28, 2019, by and among MELINTA THERAPEUTICS, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the other Loan Parties party thereto and the Lenders party thereto are parties to that certain Second Amended and Restated Senior Subordinated Convertible Loan Agreement, originally dated as of December 31, 2018 and as amended and restated as of January 14, 2019 and February 22, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Loan Agreement to extend the drawing period for the First Subsequent Disbursement and the Second Subsequent Disbursement until October 31, 2019, and, subject to the satisfaction of the conditions set forth herein, the Lenders are willing to do so, on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein (including in the preamble and recitals above) but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

SECTION 2. Amendments of the Loan Agreement. Subject to, and effective immediately upon, the satisfaction (or waiver by all of the Lenders) of the conditions precedent set forth in Section 3 hereof (the date all such conditions are first satisfied or waived being referred to as the “First Amendment Effective Date”), the Loan Agreement shall be hereby amended as follows:

(a) The definition of “Permitted Indebtedness” in Section 1.1 of the Loan Agreement shall be hereby amended to amend and restate clause (m) thereof as follows:

“(m) Indebtedness in respect of a revolving credit facility in an aggregate principal amount not to exceed $22,000,000 (the “Revolving Credit Facility”), so long as (i) no Subsidiary of the Borrower that is not a Loan Party shall be the borrower, a guarantor, obligor or otherwise obligated thereunder, (ii) the lenders providing the Revolving Credit Facility are third parties that are not (A) a Loan Party, (B) a Lender, (C) a lender under the Senior Facility Agreement, (D) any Person set forth on Schedule 1.1 or (E) any Affiliate or Subsidiary of any of the foregoing; and (iii) only one Revolving Credit Facility may be in effect or exist at any time; and”

(b) The definition of “Required Lenders” in Section 1.1 of the Loan Agreement shall be hereby amended and restated in its entirety as follows:

““Required Lenders” means, at any time, (i) prior to the first date on which VHP, VIP and their respective Affiliates no longer hold outstanding Loans and/or unfunded Disbursement Commitments in an aggregate amount equal to or greater than 25% of the unfunded Disbursement Commitments held by VHP and VIP on the Agreement Date, VIP, and (ii) thereafter, Lenders (including VIP for so long as it or one of its Affiliates is a Lender, but excluding the Specified Lenders or any assignee or transferee thereof) having Pro Rata Shares of which the aggregate Dollar equivalent amount exceeds 50% of the outstanding Loans (excluding any Loans held by the Specified Lenders or any assignee or transferee thereof) and the unfunded Disbursement Commitments, collectively.”

(c) Section 2.2(b) of the Loan Agreement shall be hereby amended to delete the date “June 30, 2019” where it occurs therein and insert, in lieu thereof, the date “October 31, 2019”.

(d) Section 2.2(c) of the Loan Agreement shall be hereby amended to delete the date “July 10, 2019” where it occurs therein and insert, in lieu thereof, the date “October 31, 2019”.

(e) Section 4.3(e) of the Loan Agreement shall be hereby amended and restated as follows:

“no Default or Event of Default (each as defined in the Senior Facility Agreement) shall have occurred or would result from the Subsequent Disbursement or the use of the proceeds therefrom;”

(f) Section 5.1(h) of the Loan Agreement shall be hereby amended to amend and restate clause (ii) thereof as follows:

“solely with respect to annual reports, not include any explanatory paragraph expressing substantial doubt as to going concern status (other than any such paragraph (x) included in the Borrower’s annual report on Form 10-K for the years ended December 31, 2017 or December 31, 2018 or (y) arising from the impending maturity of the Loans, the Loans (as defined in the Senior Facility Agreement) or the Revolving Credit Facility, in each case of this clause (y), solely in the case of the audit delivered with respect to the fiscal year immediately prior to the fiscal year during which the applicable maturity is scheduled).”

(g) Section 6.1 of the Loan Agreement shall be hereby amended to add the following immediately after the end thereof:

“and

Cravath, Swaine & Moore LLP

825 Eighth Avenue

New York, NY 10019

Facsimile No.: 212-474-3700

E-mail: jzobitz@cravath.com

Attn: George Zobitz”

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(h) Annex A to the Loan Agreement is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.

(i) Schedule 2.4 to the Loan Agreement is hereby amended and restated in its entirety as set forth on Exhibit B attached hereto.

SECTION 3. Conditions. The effectiveness of the amendments of the Loan Agreement set forth in Section 2 is subject to the satisfaction (or waiver by all of the Lenders) of all of the following conditions precedent:

(a) the execution and delivery of this Amendment by Borrower, each other Loan Party and each Lender;

(b) the representations and warranties in Section 3.1 of the Loan Agreement shall be true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the First Amendment Effective Date (as if made on the First Amendment Effective Date), except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representation and warranty shall have been true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date); and

(c) no Default or Event of Default shall have occurred or be continuing (or would result after giving effect to this Amendment or the transactions contemplated hereby).

SECTION 4. Counterparts. This Amendment may be executed in several counterparts, and by each party hereto on separate counterparts, each of which and any photocopies, facsimile copies and other electronic methods of transmission thereof shall be deemed an original, but all of which together shall constitute one and the same agreement.

SECTION 5. Severability. If any provision of this Amendment shall be invalid, illegal or unenforceable in any respect under any Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

SECTION 6. Entire Agreement. This Amendment and the other Loan Documents (including as shall be amended hereby on the First Amendment Effective Date) contain the entire understanding among the parties hereto with respect to the matters covered hereby and thereby and supersede any and all other written and oral communications, negotiations, commitments and writings with respect thereto.

SECTION 7. Successors; Assigns. This Amendment shall be binding upon Borrower, the Loan Parties and the Lenders and their respective successors and assigns, and shall inure to the benefit of Borrower, the Loan Parties, the Lenders and the successors and assigns of the Lenders. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment or any of the other Loan Documents, except as expressly provided in Section 6.19 of the Loan Agreement. No Loan Party may assign or transfer any of its rights or obligations under this Amendment without the prior written consent of each Lender, and any prohibited assignment or transfer shall be absolutely void ab initio.

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SECTION 8. Governing Law; Etc. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE. Section 6.4 of the Loan Agreement is incorporated herein, mutatis mutandis.

SECTION 9. Reaffirmation and Ratification.

(a) Each Loan Party hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Loan Agreement and each other Loan Document to which it is a party (after giving effect hereto). Each Loan Party hereto hereby consents to this Amendment and acknowledges that the Loan Agreement and each other Loan Document remains in full force and effect and is hereby ratified and reaffirmed. The execution and delivery of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, constitute a waiver of any provision of the Loan Agreement or any other Loan Document or serve to effect a novation of any obligations (including the Obligations).

(b) Each Loan Party hereby ratifies, reaffirms and confirms each Loan Document to which it is a party, and its payment and performance obligations, contingent or otherwise, thereunder and does hereby acknowledge that any rights granted thereby in favor of the Lenders are and shall remain in full force and effect subsequent to the date of this Amendment and the First Amendment Effective Date, as though each such Loan Document was executed in full by such Loan Party as of the date hereof, subject to any amendments made to the Loan Documents pursuant to this Amendment on the date of this Amendment or the First Amendment Effective Date.

SECTION 10. Effect on Loan Documents.

(a) The Loan Documents (including as shall be amended hereby on the date of this Amendment and the First Amendment Effective Date), shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except with respect to the modifications and amendments expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of any Lender under the Loan Agreement or any other Loan Document. Except for the amendments to the Loan Agreement and other Loan Documents expressly set forth herein, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The amendments, modifications and other agreements set forth herein are limited to the specified provisions hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further or other matter under the Loan Documents and shall not be construed as an indication that any waiver of covenants or any other provision of the Loan Agreement or other Loan Party will be agreed to, it being understood that the granting or denying of any waiver which may hereafter be requested by Borrower or any other Loan Party remains in the sole and absolute discretion of the Required Lenders (or each affected Lender or all Lenders, as applicable) in accordance with the terms of the Loan Agreement.

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(b) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “herein,” “hereof” or words of like import referring to the Loan Agreement and each reference in the other Loan Documents to “the Loan Agreement,” “thereunder,” “therein,” “thereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(c) To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Loan Agreement after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Loan Agreement as modified and amended hereby.

(d) This Amendment is a Loan Document.

SECTION 11. Guarantors’ Acknowledgment and Agreement. Although the Guarantors party hereto have been informed of the matters set forth herein and have agreed to the same, each such Guarantor understands, acknowledges and agrees that none of the Lenders has any obligations to inform such Guarantor of such matters in the future or to seek such Guarantor’s acknowledgment or agreement to future amendments, restatements, supplements, changes, modifications, waivers or consents, and nothing herein shall create such a duty.

SECTION 12. No Waiver. The parties hereto reserve all rights with respect to the Amendment, the other Loan Documents (including as shall be amended hereby on the First Amendment Effective Date) and all other documents and transactions, and this Amendment shall not, by implication or otherwise, constitute a waiver of those rights.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the first day written above.

BORROWER:

MELINTA THERAPEUTICS, INC.,
a Delaware corporation

By:	/s/ John Johnson
Name:	John Johnson
Title:	Chief Executive Officer

OTHER LOAN PARTIES:

MELINTA SUBSIDIARY CORP.,
a Delaware corporation

By:	/s/ John Johnson
Name:	John Johnson
Title:	Chief Executive Officer

CEMPRA PHARMACEUTICALS, INC.,
a Delaware corporation

By:	/s/ John Johnson
Name:	John Johnson
Title:	Chief Executive Officer

CEM-102 PHARMACEUTICALS, INC.,
a Delaware corporation

By:	/s/ John Johnson
Name:	John Johnson
Title:	Chief Executive Officer

REMPEX PHARMACEUTICALS, INC.,
a Delaware corporation

By:	/s/ John Johnson
Name:	John Johnson
Title:	Chief Executive Officer

TARGANTA THERAPEUTICS CORPORATION,
a Delaware corporation

By:	/s/ John Johnson
Name:	John Johnson
Title:	Chief Executive Officer

LENDERS:

VATERA HEALTHCARE PARTNERS LLC

By:	Vatera Capital Management LLC, as manager

By:	/s/ Kevin Ferro
Name:	Kevin Ferro
Title:	Chief Executive Officer

OIKOS INVESTMENT PARTNERS LLC

By:	Oikos Holdings LLC, as manager

By:	/s/ Michael Allen
Name:	Michael Allen
Title:	Chief Financial Officer

EXHIBIT A

ANNEX A

DISBURSEMENT COMMITMENTS

Lender	Initial Disbursement Commitment	% of Total Initial Disbursement Commitment	Pro Rata Initial Disbursement Share	First Subsequent Disbursement Commitment	% of Total First Subsequent Disbursement Commitment	Second Subsequent Disbursement Commitment	% of Total Second Subsequent Disbursement Commitment
Vatera Healthcare Partners LLC	$75,000,000	93.75%	100%	$25,000,000	100%	$0	0%
Oikos Investment Partners LLC	$0	0%	0%	$0	0%	$2,000,000	100%
Deerfield Private Design Fund IV, L.P.	$3,437,500	4.296875%	0%	$0	0%	$0	0%
Deerfield Private Design Fund III, L.P.	$1,041,500	1.301875%	0%	$0	0%	$0	0%
Deerfield Special Situations Funds, L.P.	$521,000	0.65125%	0%	$0	0%	$0	0%

Total	$80,000,000	100%	100%	$25,000,000	100%	$2,000,000	100%

EXHIBIT B

Schedule 2.4

List of Agreement Date Lenders and Such Lenders’ Wire Instructions and Information for Notices

Name of Lender	Wire Instructions/ Address for Payments to Lender	Information for Notices
Vatera Healthcare Partners LLC	Bank: Citibank NA ABA: 021 0000 89 Account name: Vatera Healthcare Partners LLC Account no: 9957357680	499 Park Avenue 23rd Floor New York, NY 10022 Attn: Kevin Ferro; Anna Kim; Justin Sun Facsimile: (212) 590-2951 Email: kferro@vateragroup.com; akim@vateragroup.com; jsun@vateragroup.com
Oikos Investment Partners LLC

Bank: Citibank N.A.

City: New York

Swift Code: CITIUS33

ABA: 021000089

Account Name: Goldman Sachs & Co.
A/C #: 3073-6756

Client Account Name: Oikos Investment Partners LLC Strategy 14 Client Account Number: 052-79338-7

499 Park Avenue 23rd Floor New York, NY 10022 Attn: Michael Allen Facsimile: (212) 590-2941 Email: mallen@oikosholdings.com